Morgan Stanley Tax-Managed Growth Fund
LETTER TO THE SHAREHOLDERS o FEBRUARY 28, 2003

Dear Shareholder:
The six-month period ended February 28, 2003 continued to be a challenging one for the equity markets. Most of the market strength during this period occurred in October and November, led by sectors such as semiconductors, software and telecommunications. This fourth-quarter rally was propelled by several factors that included more positive third-quarter earnings announcements, the Federal Reserve's decision to cut short-term interest rates by 50 basis points, and mid-term election results, in which the Republican Party increased its House majority and gained control of the Senate.

However, stocks gave back some of their gains during December and January, amid escalating geopolitical uncertainty with respect to Iraq and North Korea. In addition, concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of six percent. A sharp rise in energy prices triggered by increasing tensions with Iraq and an oil strike in Venezuela also contributed to market woes.


Performance and Portfolio Strategy
For the six months ended February 28, 2003, the Morgan Stanley Tax-Managed Growth Fund's Class A, B, C, and D shares returned -8.17 percent, -8.70 percent, -8.53 percent, and -8.13 percent, respectively. For the same period, the S&P 500 Index(1) returned -7.29 percent. Performance varies among the Fund's four classes as a result of different expenses associated with the various classes. These figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Past performance is no guarantee of future results.

The Fund's largest sector weighting, consumer discretionary, detracted from performance due in part to a sluggish sales environment for retailers. Wal-Mart's results came in at the low end of plan under difficult business conditions. In addition to the soft retail environment, Home Depot has seen its momentum slow in recent quarters. Many of Home Depot's stores are mature with revenue leveling off or trending down due to increased competition from Lowe's. We believe that despite Home Depot's struggles, the company remains very profitable and is capable of generating huge free cash flow.

The industrials sector also detracted from performance due to stock selection. Conglomerate General Electric experienced a cyclical downturn in its power systems business and its insurance business is down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events.

Technology, the second largest sector weighting in the Fund and overweight relative to the Index, added to performance. Information technology experienced an early fourth-quarter rally with prices, for a

--------------
(1) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Tax-Managed Growth Fund
LETTER TO THE SHAREHOLDERS o FEBRUARY 28, 2003 continued

number of companies, recapturing some of their prior period losses. Microsoft, Dell, Cisco, Intel, and IBM represented the largest percentage of the Fund's technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology. In addition, we feel the health-care sector is an area where the Fund will continue to find growth prospects in the area of pharmaceutical and biotechnology companies. Merck benefited from an early FDA approval for a new cholesterol-lowering drug called Zetia and Amgen experienced impressive sales for new products (Aranesp and Neulasta).

The Fund's energy holdings also posted strong performances during the reporting period. Within the energy sector, we believe there are growth opportunities in exploration and production (E&P) companies, which we consider a hedge against the war with Iraq. One such company is Baker Hughes, which was among the best performing issues in this group. We like their capabilities in deep-sea oil drilling.


Looking Ahead
In our opinion, there are signs of stabilization. We remain cautiously optimistic that the economic recovery will begin. Recent data on purchasing activity are encouraging, and we believe there are early stage positives in areas such as advertising. Consumer spending has slowed but not halted. We believe corporate spending needs to pick up in order to sustain a recovery. At this point, there is not a great deal of visibility for the vast number of companies the Fund follows. Geopolitical concerns around oil and the war continue to cast a cloud for individual companies and the markets in general. We will continue to invest in a mix of stable and cyclical growth companies, and at the margin, will look to add beta to the Fund in anticipation of recovery.

We appreciate your ongoing support of the Morgan Stanley Tax-Managed Growth Fund and look forward to the opportunity to meet your investment needs.


Very truly yours,
[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]





Charles A. Fiumefreddo                   Mitchell M. Merin

Chairman of the Board                    President and CEO

Morgan Stanley Tax-Managed Growth Fund
FUND PERFORMANCE o FEBRUARY 28, 2003

         AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------


                     Class A Shares*
----------------------------------------------------------
1 Year                        (26.48)%(1)   (30.34)%(2)
Since Inception (4/26/00)     (22.59)%(1)   (24.05)%(2)


                     Class B Shares**
----------------------------------------------------------
1 Year                        (27.16)%(1)    (30.80)%(2)
Since Inception (4/26/00)     (23.22)%(1)    (24.04)%(2)
After Tax[+/+]
1 Year                        (30.80)%(2)(3) (18.91)%(2)(4)
Since Inception (4/26/00)     (24.04)%(2)(3) (18.14)%(2)(4)


                     Class C Shares+
----------------------------------------------------------
1 Year                        (27.16)%(1)   (27.89)%(2)
Since Inception (4/26/00)     (23.22)%(1)   (23.22)%(2)


                      Class D Shares[+/+]
-----------------------------------------------------------
1 Year                        (26.36)%(1)
Since Inception (4/26/00)     (22.42)%(1)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. EXCEPT WHERE INDICATED, THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES.



------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   SEC standardized after-tax total return on distributions.
(4) SEC standardized after-tax total return on distributions and sale of fund shares.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
[+/+] Reflects the effects of taxes on returns of Class B assuming the highest individual federal marginal tax rate and excluding any state and local taxes.
 + The maximum CDSC for Class C is 1.0% for shares redeemed within one year of purchase.
++    Class D has no sales charge.

Morgan Stanley Tax-Managed Growth Fund
PORTFOLIO OF INVESTMENTS o FEBRUARY 28, 2003 (UNAUDITED)




 NUMBER OF
   SHARES                                                     VALUE
-----------                                                -----------
                       Common Stocks (97.3%)
                       Aerospace & Defense (1.1%)
 15,600                Lockheed Martin Corp. ...........   $  713,232
                                                           ----------
                       Apparel/Footwear Retail (0.6%)
 13,800                Limited Brands, Inc. ............      163,944
 14,500                TJX Companies, Inc. (The) .......      233,015
                                                           ----------
                                                              396,959
                                                           ----------
                       Beverages: Alcoholic (0.5%)
  7,375                Anheuser-Busch Companies,
                         Inc. ..........................      342,937
                                                           ----------
                       Beverages: Non-Alcoholic (1.8%)
 29,775                Coca-Cola Co. (The) .............    1,197,550
                                                           ----------
                       Biotechnology (2.5%)
 25,095                Amgen Inc.* .....................    1,371,191
  5,975                Celgene Corp.* ..................      130,858
  6,225                Gilead Sciences, Inc.* ..........      211,650
                                                           ----------
                                                            1,713,699
                                                           ----------
                       Broadcasting (1.4%)
 10,400                Clear Channel
                         Communications, Inc.* .........      379,704
 22,225                Univision Communications,
                         Inc. (Class A)* ...............      550,513
                                                           ----------
                                                              930,217
                                                           ----------
                       Computer Communications (2.4%)
116,575                Cisco Systems, Inc.* ............    1,629,718
                                                           ----------
                       Computer Peripherals (0.3%)
 26,575                EMC Corp.* ......................      196,389
                                                           ----------
                       Computer Processing
                         Hardware (2.6%)
 54,375                Dell Computer Corp.* ............    1,465,950
 18,000                Hewlett-Packard Co. .............      285,300
                                                           ----------
                                                            1,751,250
                                                           ----------
                       Data Processing Services (1.0%)
  8,200                Automatic Data Processing,
                         Inc. ..........................      266,500
 12,350                First Data Corp. ................      427,927
                                                           ----------
                                                              694,427
                                                           ----------


 NUMBER OF
   SHARES                                                     VALUE
------------                                               -----------
                       Department Stores (0.5%)
  7,225                Kohl's Corp.* ...................   $  353,302
                                                           ----------
                       Discount Stores (4.1%)
 13,275                Costco Wholesale Corp.* .........      405,153
 48,475                Wal-Mart Stores, Inc. ...........    2,329,708
                                                           ----------
                                                            2,734,861
                                                           ----------
                       Drugstore Chains (0.5%)
 12,700                Walgreen Co. ....................      357,378
                                                           ----------
                       Electronic Components (0.3%)
 11,320                Jabil Circuit, Inc.* ............      188,025
                                                           ----------
                       Electronic Production
                         Equipment (0.9%)
 29,900                Applied Materials, Inc.* ........      388,102
  7,350                Novellus Systems, Inc.* .........      214,252
                                                           ----------
                                                              602,354
                                                           ----------
                       Finance/Rental/Leasing (1.6%)
 19,600                Freddie Mac .....................    1,071,140
                                                           ----------
                       Financial Conglomerates (5.7%)
 25,200                American Express Co. ............      846,216
 76,191                Citigroup, Inc. .................    2,540,208
 20,300                J.P. Morgan Chase & Co. .........      460,404
                                                           ----------
                                                            3,846,828
                                                           ----------
                       Financial Publishing/Services (0.2%)
  5,425                SunGard Data Systems Inc.*.......      106,764
                                                           ----------
                       Food Distributors (0.5%)
 12,550                SYSCO Corp. .....................      340,356
                                                           ----------
                       Food: Major Diversified (1.7%)
  9,725                Kraft Foods Inc. (Class A) ......      287,957
 22,570                PepsiCo, Inc. ...................      864,882
                                                           ----------
                                                            1,152,839
                                                           ----------
                       Home Improvement Chains (1.3%)
 24,210                Home Depot, Inc. (The) ..........      567,724
  8,000                Lowe's Companies, Inc. ..........      314,400
                                                           ----------
                                                              882,124
                                                           ----------
                       Hospital/Nursing
                         Management (0.9%)
 14,775                HCA Inc. ........................      609,321
                                                           ----------

                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
PORTFOLIO OF INVESTMENTS o FEBRUARY 28, 2003 (UNAUDITED) continued




 NUMBER OF
   SHARES                                                        VALUE
------------                                                 ------------
                       Household/Personal Care (3.9%)
  2,700                Alberto-Culver Co. (Class B) ......   $  134,217
  9,650                Colgate-Palmolive Co. .............      485,491
 10,050                Gillette Co. (The) ................      303,410
 20,725                Procter & Gamble Co. (The) ........    1,696,549
                                                             ----------
                                                              2,619,667
                                                             ----------
                       Industrial Conglomerates (6.9%)
  7,400                3M Co. ............................      927,738
140,800                General Electric Co. ..............    3,386,240
  6,125                United Technologies Corp. .........      358,803
                                                             ----------
                                                              4,672,781
                                                             ----------
                       Information Technology
                         Services (1.8%)
 13,300                International Business
                       Machines Corp. ....................    1,036,735
  8,500                PeopleSoft, Inc.* .................      145,350
                                                             ----------
                                                              1,182,085
                                                             ----------
                       Integrated Oil (3.5%)
 68,900                Exxon Mobil Corp. .................    2,343,978
                                                             ----------
                       Investment Banks/Brokers (1.3%)
 10,500                Goldman Sachs Group, Inc.
                         (The) ...........................      729,225
 20,350                Schwab (Charles) Corp. (The).......      160,765
                                                             ----------
                                                                889,990
                                                             ----------
                       Major Banks (1.4%)
 15,350                Bank of New York Co., Inc.
                         (The) ...........................      349,673
 13,300                Wells Fargo & Co. .................      603,155
                                                             ----------
                                                                952,828
                                                             ----------
                       Major Telecommunications (1.3%)
 25,858                Verizon Communications Inc.........      894,170
                                                             ----------
                       Managed Health Care (1.8%)
 14,825                UnitedHealth Group Inc. ...........    1,228,993
                                                             ----------
                       Media Conglomerates (1.0%)
 18,670                Viacom, Inc. (Class B)
                         (Non-Voting)* ...................      693,217
                                                             ----------
                       Medical Specialties (1.5%)
 22,750                Medtronic, Inc. ...................    1,016,925
                                                             ----------


  NUMBER OF
   SHARES                                                        VALUE
-------------                                                -------------
                       Motor Vehicles (0.6%)
 10,850                Harley-Davidson, Inc. .............   $  429,552
                                                             ----------
                       Multi-Line Insurance (3.6%)
 48,775                American International Group,
                         Inc. ............................    2,404,120
                                                             ----------
                       Oil & Gas Production (0.5%)
  7,400                Burlington Resources, Inc. ........      342,990
                                                             ----------
                       Oilfield Services/Equipment (3.2%)
 32,825                Baker Hughes Inc. .................    1,018,232
 22,000                BJ Services Co.* ..................      756,140
 10,800                Smith International, Inc.* ........      376,488
                                                             ----------
                                                              2,150,860
                                                             ----------
                       Other Consumer Services (1.2%)
  5,500                Apollo Group, Inc. (Class A)*......      254,870
  2,000                eBay, Inc.* .......................      156,840
  9,585                Weight Watchers International,
                         Inc.* ...........................      401,132
                                                             ----------
                                                                812,842
                                                             ----------
                       Packaged Software (9.0%)
  7,400                Adobe Systems, Inc. ...............      203,500
 12,300                Intuit Inc.* ......................      584,496
179,800                Microsoft Corp. ...................    4,261,260
 70,675                Oracle Corp.* .....................      845,273
  9,300                VERITAS Software Corp.* ...........      158,379
                                                             ----------
                                                              6,052,908
                                                             ----------
                       Pharmaceuticals: Major (13.0%)
 19,000                Abbott Laboratories ...............      676,780
 12,550                Bristol-Myers Squibb Co. ..........      292,415
 36,275                Johnson & Johnson .................    1,902,624
 10,800                Lilly (Eli) & Co. .................      610,848
 21,250                Merck & Co., Inc. .................    1,120,938
 83,075                Pfizer, Inc. ......................    2,477,297
 21,425                Pharmacia Corp. ...................      885,281
 22,125                Wyeth .............................      779,906
                                                             ----------
                                                              8,746,089
                                                             ----------
                       Pharmaceuticals: Other (0.3%)
  4,400                Forest Laboratories, Inc.* ........      219,120
                                                             ----------

                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
PORTFOLIO OF INVESTMENTS o FEBRUARY 28, 2003 (UNAUDITED) continued


 NUMBER OF
  SHARES                                             VALUE
----------                                        ----------
             Publishing: Newspapers (0.5%)
  4,950      Gannett Co., Inc. ................      357,242
                                                  ----------
             Recreational Products (0.7%)
  8,750      Electronic Arts Inc.* ............      462,000
                                                  ----------
             Restaurants (0.9%)
 10,675      Wendy's International, Inc. ......      270,398
 13,875      Yum! Brands, Inc.* ...............      330,364
                                                  ----------
                                                     600,762
                                                  ----------
             Semiconductors (4.7%)
100,075      Intel Corp. ......................    1,726,294
 11,900      Linear Technology Corp. ..........      364,973
  4,950      Maxim Integrated Products,
               Inc. ...........................      170,973
 11,880      Microchip Technology Inc. ........      302,346
 37,025      Texas Instruments, Inc. ..........      620,169
                                                  ----------
                                                   3,184,755
                                                  ----------
             Specialty Stores (0.7%)
  9,100      Bed Bath & Beyond Inc.* ..........      300,664
  7,750      Tiffany & Co. ....................      185,768
                                                  ----------
                                                     486,432
                                                  ----------
             Telecommunication Equipment (0.6%)
 12,350      QUALCOMM Inc.* ...................      427,063
                                                  ----------
             Telecommunications (0.4%)
 51,300      AT&T Wireless Services Inc.*......      303,183
                                                  ----------
             Tobacco (0.6%)
 10,100      Altria Group, Inc. ...............      390,365
                                                  ----------
             Total Common Stocks
             (Cost $72,688,642)................   65,676,587
                                                  ----------




 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                   VALUE
-----------                                ---------
              Short-Term Investment (1.0%)
              Repurchase Agreement
 $    679     Joint repurchase agreement
              account 1.36% due
              03/03/03 (dated
              02/28/03; proceeds
              $679,077) (a)
              (Cost $679,000)...........   $679,000
                                           --------


Total Investments
(Cost $73,367,642) (b).........    98.3%        66,355,587
Other Assets in Excess of
Liabilities ...................     1.7          1,139,959
                                  -----         ----------
Net Assets ....................   100.0%       $67,495,546
                                  =====        ===========

---------------------------
*           Non-income producing security.
(a)         Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $992,051 and the aggregate gross unrealized depreciation is $8,004,106, resulting in net unrealized depreciation of $7,012,055.


                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
February 28, 2003 (unaudited)



Assets:
Investments in securities, at value
 (cost $73,367,642)...............................................    $  66,355,587
Receivable for:
  Investments sold ...............................................        1,270,249
  Dividends ......................................................           93,806
  Shares of beneficial interest sold .............................           22,097
Prepaid expenses and other assets ................................           62,685
                                                                      -------------
  Total Assets ...................................................       67,804,424
                                                                      -------------
Liabilities:
Payable for:
  Investments purchased ..........................................          107,949
  Shares of beneficial interest redeemed .........................           59,748
  Distribution fee ...............................................           46,264
  Investment management fee ......................................           44,314
Accrued expenses and other payables ..............................           50,603
                                                                      -------------
  Total Liabilities ..............................................          308,878
                                                                      -------------
  Net Assets .....................................................    $  67,495,546
                                                                      =============
Composition of Net Assets:
Paid-in-capital ..................................................    $ 159,953,784
Net unrealized depreciation ......................................       (7,012,055)
Accumulated net investment loss ..................................         (274,374)
Accumulated net realized loss ....................................      (85,171,809)
                                                                      -------------
  Net Assets .....................................................    $  67,495,546
                                                                      =============
Class A Shares:
Net Assets .......................................................       $6,294,502
Shares Outstanding (unlimited authorized, $.01 par value).........        1,304,208
  Net Asset Value Per Share ......................................            $4.83
                                                                              =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................            $5.10
                                                                              =====
Class B Shares:
Net Assets .......................................................      $50,810,125
Shares Outstanding (unlimited authorized, $.01 par value).........       10,756,038
  Net Asset Value Per Share ......................................            $4.72
                                                                              =====
Class C Shares:
Net Assets .......................................................       $7,447,847
Shares Outstanding (unlimited authorized, $.01 par value).........        1,578,337
  Net Asset Value Per Share ......................................            $4.72
                                                                              =====
Class D Shares:
Net Assets .......................................................       $2,943,072
Shares Outstanding (unlimited authorized, $.01 par value).........          605,852
  Net Asset Value Per Share ......................................            $4.86
                                                                              =====



                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended February 28, 2003 (unaudited)



Net Investment Loss:
Income
Dividends .....................................     $   482,733
Interest ......................................          20,485
                                                    -----------
  Total Income ................................         503,218
                                                    -----------
Expenses
Investment management fee .....................         316,860
Distribution fee (Class A shares) .............           8,320
Distribution fee (Class B shares) .............         281,636
Distribution fee (Class C shares) .............          42,406
Transfer agent fees and expenses ..............          64,450
Professional fees .............................          25,290
Shareholder reports and notices ...............          19,544
Registration fees .............................          18,533
Other .........................................             553
                                                    -----------
  Total Expenses ..............................         777,592
                                                    -----------
  Net Investment Loss .........................        (274,374)
                                                    -----------
Net Realized and Unrealized Loss:
Net realized loss .............................      (2,146,274)
Net change in unrealized appreciation .........      (4,209,259)
                                                    -----------
  Net Loss ....................................      (6,355,533)
                                                    -----------
Net Decrease ..................................     $(6,629,907)
                                                    ===========


                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                        FOR THE SIX       FOR THE YEAR
                                                                                        MONTHS ENDED          ENDED
                                                                                     FEBRUARY 28, 2003   AUGUST 31, 2002
                                                                                    ------------------- ----------------
                                                                                        (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ...............................................................     $   (274,374)     $ (1,299,809)
Net realized loss .................................................................       (2,146,274)      (34,998,313)
Net change in unrealized appreciation .............................................       (4,209,259)       11,573,741
                                                                                        ------------      ------------
  Net Decrease ....................................................................       (6,629,907)      (24,724,381)
Net decrease from transactions in shares of beneficial interest ...................       (7,805,551)      (19,880,665)
                                                                                        ------------      ------------
  Net Decrease ....................................................................      (14,435,458)      (44,605,046)
Net Assets:
Beginning of period ...............................................................       81,931,004       126,536,050
                                                                                        ------------      ------------
End of Period
(Including an accumulated net investment loss of $274,374 and $0, respectively)....     $ 67,495,546      $ 81,931,004
                                                                                        ============      ============


                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Tax-Managed Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital on an after-tax basis. The Fund seeks to achieve its objective by investing primarily in common stocks of companies having stock market values or capitalizations of at least $1 billion. The Fund was organized as a Massachusetts business trust on December 27, 1999 and commenced operations on April 26, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Tax-Managed Growth Fund
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 (UNAUDITED) continued

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.85% to the net assets of the Fund determined as of the close of each business day.

Morgan Stanley Tax-Managed Growth Fund
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 (UNAUDITED) continued

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B
- 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $8,158,380 at February 28, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $129,736 and $986, respectively and received $3,259 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Tax-Managed Growth Fund
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 2003 aggregated $62,698,166 and $67,551,990, respectively.

For the six months ended February 28, 2003, the Fund incurred brokerage commissions of $77 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At February 28, 2003, the Fund had transfer agent fees and expenses payable of approximately $6,000.


5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:





                                           FOR THE SIX                     FOR THE YEAR
                                          MONTHS ENDED                         ENDED
                                        FEBRUARY 28, 2003                 AUGUST 31, 2002
                                 ------------------------------- ---------------------------------
                                           (unaudited)
                                      SHARES          AMOUNT           SHARES           AMOUNT
                                 --------------- ---------------  --------------- -----------------
CLASS A SHARES
Sold ...........................        40,842     $   206,724          168,089      $  1,066,051
Redeemed .......................       (70,859)       (354,777)        (337,699)       (2,175,941)
                                       -------     -----------       ----------      ------------
Net decrease - Class A .........       (30,017)       (148,053)        (169,610)       (1,109,890)
                                       -------     -----------       ----------      ------------
CLASS B SHARES
Sold ...........................       669,078       3,356,628        1,740,641        11,217,507
Redeemed .......................    (1,952,113)     (9,666,395)      (4,649,866)      (28,638,577)
                                    ----------     -----------       ----------      ------------
Net decrease - Class B .........    (1,283,035)     (6,309,767)      (2,909,225)      (17,421,070)
                                    ----------     -----------       ----------      ------------
CLASS C SHARES
Sold ...........................       183,832         937,638          254,887         1,686,226
Redeemed .......................      (470,590)     (2,364,633)        (775,797)       (4,825,525)
                                    ----------     -----------       ----------      ------------
Net decrease - Class C .........      (286,758)     (1,426,995)        (520,910)       (3,139,299)
                                    ----------     -----------       ----------      ------------
CLASS D SHARES
Sold ...........................        93,618         469,953          407,295         2,576,910
Redeemed .......................       (77,223)       (390,689)        (121,757)         (787,316)
                                    ----------     -----------       ----------      ------------
Net increase - Class D .........        16,395          79,264          285,538         1,789,594
                                    ----------     -----------       ----------      ------------
Net decrease in Fund ...........    (1,583,415)    $(7,805,551)      (3,314,207)     $(19,880,665)
                                    ==========     ===========       ==========      ============

Morgan Stanley Tax-Managed Growth Fund
NOTES TO FINANCIAL STATEMENTS o FEBRUARY 28, 2003 (UNAUDITED) continued

6. Federal Income Tax Status

At August 31, 2002, the Fund had a net capital loss carryover of approximately $46,835,000 of which $10,034,000 will be available through August 31, 2009 and $36,801,000 will be available through August 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the next taxable year are deemed to arise on first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $28,635,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                                                               FOR THE PERIOD
                                                         FOR THE SIX        FOR THE YEAR      FOR THE YEAR     APRIL 26, 2000*
                                                         MONTHS ENDED          ENDED             ENDED             THROUGH
                                                      FEBRUARY 28, 2003   AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000
                                                     ------------------- ----------------- ----------------- ------------------
                                                         (unaudited)
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period ...............        $5.26               $6.67            $10.46               $10.00
                                                            -----               -----            ------               ------

Income (loss) from investment operations:
 Net investment loss[+/+] ..........................         0.00               (0.03)            (0.04)               (0.02)
 Net realized and unrealized gain (loss) ...........        (0.43)              (1.38)            (3.75)                0.48
                                                            -----               -----            ------               ------
Total income (loss) from investment operations .....        (0.43)              (1.41)            (3.79)                0.46
                                                            -----               -----            ------               ------

Net asset value, end of period .....................        $4.83               $5.26             $6.67               $10.46
                                                            =====               =====            ======               ======
Total Return+ ......................................        (8.17)%(1)         (21.14)%          (36.23)%               4.60 %(1)

Ratios To Average Net Assets(3):
Expenses ...........................................         1.44 %(2)           1.37 %            1.35 %               1.46 %(2)
Net investment loss ................................        (0.09)%(2)          (0.49)%           (0.55)%              (0.46)%(2)

Supplemental Data:
Net assets, end of period, in thousands ............       $6,295              $7,016           $10,036              $18,695
Portfolio turnover rate ............................           87 %(1)            112 %              78 %                 17 %(1)

------------
  *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                                                               FOR THE PERIOD
                                                         FOR THE SIX        FOR THE YEAR      FOR THE YEAR     APRIL 26, 2000*
                                                         MONTHS ENDED          ENDED             ENDED             THROUGH
                                                      FEBRUARY 28, 2003   AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000
                                                     ------------------- ----------------- ----------------- ------------------
                                                         (unaudited)
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period ...............       $5.16               $6.60             $10.44               $10.00
                                                           -----               -----             ------               ------

Income (loss) from investment operations:
 Net investment loss[+/+] ..........................       (0.02)              (0.08)             (0.11)               (0.04)
 Net realized and unrealized gain (loss) ...........       (0.42)              (1.36)             (3.73)                0.48
                                                           -----               -----             ------               ------
Total income (loss) from investment operations .....       (0.44)              (1.44)             (3.84)                0.44
                                                           -----               -----             ------               ------

Net asset value, end of period .....................       $4.72               $5.16             $ 6.60               $10.44
                                                           =====               =====             ======               ======

Total Return+ ......................................       (8.70)%(1)         (21.67)%          (36.78)%                4.40 %(1)

Ratios To Average Net Assets(3):
Expenses ...........................................        2.19 %(2)           2.12 %            2.15 %                2.21 %(2)
Net investment loss ................................       (0.84)%(2)          (1.24)%           (1.35)%               (1.21)%(2)

Supplemental Data:
Net assets, end of period, in thousands ............     $50,810             $62,175           $98,710              $136,498
Portfolio turnover rate ............................          87 %(1)            112 %              78 %                  17 %(1)

------------
  *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                                                               FOR THE PERIOD
                                                         FOR THE SIX        FOR THE YEAR      FOR THE YEAR     APRIL 26, 2000*
                                                         MONTHS ENDED          ENDED             ENDED             THROUGH
                                                      FEBRUARY 28, 2003   AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000
                                                     ------------------- ----------------- ----------------- ------------------
                                                          (unaudited)
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period ...............        $5.16              $6.60            $10.44                $10.00
                                                            -----              -----            ------                ------

Income (loss) from investment operations:
 Net investment loss[+/+] ..........................        (0.02)             (0.08)            (0.11)                (0.04)
 Net realized and unrealized gain (loss) ...........        (0.42)             (1.36)            (3.73)                 0.48
                                                            -----              -----            ------                ------
Total income (loss) from investment operations .....        (0.44)             (1.44)            (3.84)                 0.44
                                                            -----              -----            ------                ------

Net asset value, end of period .....................        $4.72              $5.16            $ 6.60                $10.44
                                                            =====              =====            ======                ======

Total Return+ ......................................        (8.53)%(1)        (21.82)%          (36.78)%                4.40 %(1)

Ratios To Average Net Assets(3):
Expenses ...........................................         2.19 %(2)           2.12 %           2.15 %                2.21 %(2)
Net investment loss ................................        (0.84)%(2)          (1.24)%          (1.35)%               (1.21)%(2)

Supplemental Data:
Net assets, end of period, in thousands ............       $7,448              $9,624          $15,756               $27,133
Portfolio turnover rate ............................           87 %(1)            112 %             78 %                  17 %(1)

------------
  *      Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)     Not annualized.
 (2)     Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Tax-Managed Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                                                               FOR THE PERIOD
                                                         FOR THE SIX        FOR THE YEAR      FOR THE YEAR     APRIL 26, 2000*
                                                         MONTHS ENDED          ENDED             ENDED             THROUGH
                                                      FEBRUARY 28, 2003   AUGUST 31, 2002   AUGUST 31, 2001    AUGUST 31, 2000
                                                     ------------------- ----------------- ----------------- ------------------
                                                         (unaudited)
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period ...............        $5.29               $6.69            $10.47               $10.00
                                                            -----              ------            ------               ------

Income (loss) from investment operations:
 Net investment loss[+/+] ..........................         0.00               (0.01)            (0.03)               (0.01)
 Net realized and unrealized gain (loss) ...........        (0.43)              (1.39)            (3.75)                0.48
                                                            -----               -----            ------               ------
Total income (loss) from investment operations .....        (0.43)              (1.40)            (3.78)                0.47
                                                            -----               -----            ------               ------

Net asset value, end of period .....................        $4.86               $5.29             $6.69               $10.47
                                                            =====               =====            ======               ======

Total Return+ ......................................        (8.13)%(1)        (20.93)%          (36.10)%                4.70 %(1)

Ratios To Average Net Assets(3):
Expenses ...........................................         1.19 %(2)           1.12 %            1.15 %               1.21 %(2)
Net investment income (loss) .......................         0.16 %(2)          (0.24)%           (0.35)%              (0.21)%(2)

Supplemental Data:
Net assets, end of period, in thousands ............       $2,943              $3,116            $2,034                 $314
Portfolio turnover rate ............................           87 %(1)            112 %              78 %                 17 %(1)

------------
  *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

[MORGAN STANLEY LOGO]
                                                         [MORGAN STANLEY LOGO]
                Morgan Stanley
                Tax-Managed
                Growth Fund

                Semiannual Report
                February 28, 2003
       -------------------------------------------------------------

36176RPT-10551D03-AP-4/03